UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-21552

                            J.P. Morgan Access Multi-Strategy Fund, L.L.C.

(Exact name of registrant as specified in charter)

270 Park Avenue, Floor 22

                         New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta, Esq.

J.P. Morgan Investment Management Inc.

270 Park Avenue, Floor 9

                         New York, NY 10017

(Name and address of agent for service)

Copy to:

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the year ended March 31, 2013

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the year ended March 31, 2013

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of J.P. Morgan Access Multi-Strategy Fund, L.L.C:

In our opinion, the accompanying statement of assets, liabilities and members’ capital, including the schedule of investments, and the related statements of operations, of changes in members’ capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Access Multi-Strategy Fund, L.L.C (the “Fund”) at March 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2013 by correspondence with the underlying investment funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 30, 2013

    PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017

    T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments

March 31, 2013

Investment Fund	Cost ($)	Fair Value ($)	% of Members’ Capital		Liquidity (e)
Diversified
D.E. Shaw Composite Fund, LLC	45,947,521	58,951,538	5.02		Quarterly*
Och-Ziff Domestic Partners II, L.P.	82,300,000	94,952,768	8.08		Quarterly
Paloma Partners LLC	49,000,000	51,496,305	4.39		Quarterly
QVT Associates II, L.P.	103,533	152,816	0.01		In Liquidation***

Total	177,351,054	205,553,427	17.50

Event Driven - Core
Apollo Asia Opportunity Fund, L.P.	130,956	128,599	0.01		Side Pocket**
Corvex Partners L.P.	44,000,000	48,502,055	4.13		Quarterly
Deephaven Event Fund LLC	81,842	13,843	0.00	(a)	In Liquidation***
Paulson Partners Enhanced, L.P.	37,088,093	40,251,239	3.43		Quarterly
Perry Partners L.P.	7,030,984	7,760,488	0.66		Quarterly
Taconic Opportunity Fund, L.P.	11,031	19,302	0.00	(a)	Side Pocket**
Third Point Partners Qualified L.P. (b)	47,750,000	61,721,587	5.25		Quarterly
Tyrus Capital Event Fund, L.P.	4,137,940	4,200,000	0.36		Quarterly
Tyrus Capital Opportunities Fund L.P.	17,321,730	17,852,811	1.52		Quarterly
ValueAct Capital Partners, L.P.	757,320	1,259,657	0.11		Side Pocket**

Total	158,309,896	181,709,581	15.47

Event Driven - Distressed
Caspian Select Credit Fund, L.P.	31,800,000	36,717,379	3.13		Quarterly
Strategic Value Restructuring Fund, L.P.	1,897,008	616,531	0.05		Side Pocket**
SVRF (Onshore) Holdings LLC	230,930	178,824	0.02		In Liquidation***
York Credit Opportunities Fund, L.P. (b)	48,250,000	54,667,798	4.65		Quarterly

Total	82,177,938	92,180,532	7.85

Long/Short Equities
Black Bear Fund I, L.P.	90,769	145,350	0.01		In Liquidation***
Brahman Partners III, L.P.	51,850,000	60,168,723	5.12		Quarterly
Copper River Partners, L.P.	57,214	14,968	0.00	(a)	In Liquidation***
Glenview Institutional Partners, L.P. (b)	48,722,799	62,478,371	5.32		Quarterly*
GLG European Long-Short Offshore Fund Ltd.	51,000,000	51,970,570	4.42		Monthly
Maverick Fund USA Ltd. (b)	57,950,000	57,649,539	4.91		Monthly
Standard Global Equity Partners SA, L.P.	46,900,000	44,515,136	3.79		Quarterly

Total	256,570,782	276,942,657	23.57

Opportunistic/Macro
Black River Commodity Multi-Strategy Fund, LLC	557,785	404,576	0.03		Side Pocket**
BlueTrend Fund L.P.	34,500,000	35,680,218	3.04		Monthly
Brevan Howard, L.P. (b)	29,029,710	36,204,797	3.08		Monthly
CCP Quantitative Fund L.P.	34,850,000	35,373,795	3.01		Monthly
D.E. Shaw Oculus Fund LLC (b)	40,392,961	59,162,255	5.04		Quarterly
Man Systematic TailProtect Offshore Fund Ltd.	14,000,000	12,711,597	1.08		Monthly
Two Sigma Horizon US Fund, L.P.	20,000,000	22,285,143	1.90		Quarterly

Total	173,330,456	201,822,381	17.18

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

March 31, 2013

Investment Fund	Cost ($)	Fair Value ($)	% of Members’ Capital		Liquidity (e)
Relative Value
BlueMountain Long/Short Credit Fund L.P.	30,500,000	32,219,714	2.74		Monthly
Golden Tree Partners, L.P. Class C	34,153,746	40,432,177	3.44		Quarterly
Golden Tree Partners, L.P. Side Pocket	4,340,099	4,361,047	0.37		Side Pocket**
Good Hill SPV, Ltd.	213,659	205,114	0.02		In Liquidation***
Magnetar Capital Fund, L.P.	464,778	208,343	0.02		Side Pocket**
Magnetar Risk Linked Fund (US) Ltd.	2,274,484	2,773,047	0.24		Side Pocket**
Magnetar SPV LLC	53,310	70,366	0.01		In Liquidation***
Magnetar Structured Credit Fund, L.P.	1,767,321	2,668,100	0.23		Semi-Annual
Marathon Credit Opportunity Fund, L.P.	40,506,882	45,668,666	3.88		Semi-Annual
Plainfield 2009 Liquidating LLC	59,705	12,945	0.00	(a)	In Liquidation***
Waterfall Eden Fund, L.P. Designated	1,537,269	649,129	0.06		In Liquidation***
Waterfall Victoria Fund, L.P.	24,955	148,230	0.01		Side Pocket**

Total	115,896,208	129,416,878	11.02

Total Investments in Investment Funds	963,636,334	1,087,625,456	92.59

Short-Term Investment

Investment Company
J.P. Morgan Prime Money Market Fund,
Institutional Class Shares, 0.01% (c),(d)	5,225,802	5,225,802	0.44		Daily

Total Investments	968,862,136	1,092,851,258	93.03

Other Assets, less Liabilities		81,931,707	6.97

Members’ Captial		1,174,782,965	100.00

(a)	Amount rounds to less than 0.01%.
(b)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit.
(c)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of March 31, 2013
(e)	Certain funds may be subject to an initial lockup period, as described in Note 2b of the financial statements.
*	An amount less than 5% of this investment is currently in a side pocket.
**	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.
***	The Investment Fund is in the process of ceasing its operations or has created a special purpose vehicle to handle the orderly disposition of the underlying assets, which may result in J.P. Morgan Access Multi-Strategy Fund L.L.C.’s delayed receipt of redemption proceeds.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

March 31, 2013

Investment Strategy as a Percentage of Total Investments

The management agreements of the general partners/managers provide for compensation to such general partners/managers in the form of management fees ranging from 1% to 3% annually of net assets and incentives of 15% to 30% of net profits earned.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

March 31, 2013

Assets
Investments, at fair value (cost $963,636,334)	$1,087,625,456
Investment in affiliate, at fair value (cost $5,225,802)	5,225,802

Total Investments, at fair value (cost $968,862,136)	1,092,851,258

Receivable for investment funds sold	93,802,948
Investments paid in advance (see Note 2c)	84,000,000
Prepaid expenses	88,278
Due from Investment Manager	12,451
Dividend receivable from affiliate	1,689

Total assets	1,270,756,624

Liabilities
Contributions received in advance (see Note 6)	53,983,423
Tender offer proceeds payable	38,669,018
Management Fee payable	2,443,985
Professional fees payable	404,024
Administration Fee payable	293,278
Credit facility fees payable	4,667
Other accrued expenses	175,264

Total liabilities	95,973,659

Members’ capital	$1,174,782,965

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Operations

For the year ended March 31, 2013

Investment income
Dividend income from affiliate	$43,582

Total investment income	43,582

Expenses
Management Fee (see Note 3)	13,000,779
Administration Fee (see Note 3)	1,560,093
Fund accounting and custodian fees	584,202
Professional fees	430,616
Investor servicing fees	428,500
Credit facility fees	116,682
Insurance	89,604
Interest	12,278
Directors’ and Chief Compliance Officer’s fees	8,872
Other	188,923

Total expenses	16,420,549

Less: Waivers and/or expense reimbursements (see Note 3)	(77,400)

Net expenses	16,343,149

Net investment income/(loss)	(16,299,567)

Realized and unrealized gain/(loss)
Net realized gain/(loss) from Investment Fund transactions	22,263,041
Net change in unrealized appreciation/depreciation on Investment Funds	88,317,169

Net realized and unrealized gain/(loss)	110,580,210

Net increase in members’ capital resulting from operations	$94,280,643

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statements of Changes in Members’ Capital

For the year ended March 31, 2013

	Managing Member	Special Member	Other Members	Total
From investment activities
Net investment income/(loss)	$(229)	$(1,197)	$(16,298,141)	$(16,299,567)
Net realized gain/(loss) from Investment Fund transactions	192	1,663	22,261,186	22,263,041
Net change in unrealized appreciation/depreciation on Investment Funds	1,086	6,506	88,309,577	88,317,169
Performance allocation	–	8,550,622	(8,550,622)	–

Net increase/(decrease) in members’ capital resulting from operations	1,049	8,557,594	85,722,000	94,280,643

From members’ capital transactions
Capital contributions	–	–	321,861,000	321,861,000
Repurchase fee	1	58	88,036	88,095
Capital redemptions	–	(5,044,651)	(126,923,041)	(131,967,692)

Net increase/(decrease) in members’ capital resulting from capital transactions	1	(5,044,593)	195,025,995	189,981,403

Net change in members’ capital	1,050	3,513,001	280,747,995	284,262,046

Members’ capital at beginning of year	12,008	1,084,913	889,423,998	890,520,919

Members’ capital at end of year	$13,058	$4,597,914	$1,170,171,993	$1,174,782,965

For the year ended March 31, 2012

	Managing Member	Special Member	Other Members	Total
From investment activities
Net investment income/(loss)	$(196)	$(8,256)	$(12,379,648)	$(12,388,100)
Net realized gain/(loss) from Investment Fund transactions	128	7,373	3,929,637	3,937,138
Net change in unrealized appreciation/depreciation on investment funds	(44)	(34,661)	5,035,715	5,001,010
Performance allocation	–	275,233	(275,233)	–

Net increase/(decrease) in members’ capital resulting from operations	(112)	239,689	(3,689,529)	(3,449,952)

From members’ capital transactions
Capital contributions	–	–	439,406,160	439,406,160
Repurchase fee	1	13	16,259	16,273
Capital redemptions	–	(587,987)	(47,408,146)	(47,996,133)

Net increase/(decrease) in members’ capital resulting from capital transactions	1	(587,974)	392,014,273	391,426,300

Net change in members’ capital	(111)	(348,285)	388,324,744	387,976,348

Members’ capital at beginning of year	12,119	1,433,198	501,099,254	502,544,571

Members’ capital at end of year	$12,008	$1,084,913	$889,423,998	$890,520,919

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Cash Flows

For the year ended March 31, 2013

Cash flows from operating activities

Net increase in members’ capital resulting from operations	$94,280,643
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash used in operating activities:
Purchases of Investment Funds	(330,956,869)
Sales of Investment Funds	235,819,288
Sales of short-term investments, net	39,602,253
Net realized (gain)/loss from Investment Fund transactions	(22,263,041)
Net change in unrealized appreciation/depreciation on Investment Funds	(88,317,169)
Decrease in dividends receivable from affiliate	2,652
Decrease in interest receivable	138
Increase in due from Investment Manager	(7,407)
Increase in investments paid in advance	(71,000,000)
Increase in prepaid expenses	(6,699)
Increase in receivable for investment funds sold	(92,278,721)
Decrease in credit facility fees payable	(333)
Decrease in professional fees payable	(105,217)
Increase in Administration Fee payable	179,617
Increase in Management Fee payable	1,496,808
Increase in other accrued expenses	24,337

Net cash used in operating activities	(233,529,720)

Cash flows from financing activities

Capital contributions, including change in contributions received in advance	345,643,536
Capital redemptions, including change in tender offer proceeds payable	(112,381,864)

Net cash provided by financing activities	233,261,672

Net decrease in cash and cash equivalents	(268,048)
Cash and cash equivalents at beginning of year	268,048

Cash and cash equivalents at end of year	$–

Supplemental disclosure of non-cash activities
Cash paid during the year for interest	$12,278

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Finacial Highlights

The following represents the ratios to average Members’ Capital and other financial highlights information for Members’ Capital other than the Managing Member and Special Member.

	Years Ended March 31,
	2013	2012	2011	2010	2009

Total return before performance allocation	9.05%	(0.92%)	5.99%	9.32%	(17.36%)
Performance allocation	(0.84%)	(0.03%)	(0.36%)	(0.09%)	0.00%
Total return after performance allocation	8.21%	(0.95%)	5.63%	9.23%	(17.36%)

Ratios to average members’ capital:

Expenses, before waivers	1.60% (a)	1.70% (a)	1.91% (a)	1.94%	1.87%
Expenses, net of waivers	1.59% (a)	1.70% (a)	1.90% (a)	1.94%	1.87%
Performance allocation	0.83%	0.04%	0.53%	0.09%	0.00%
Expenses, net of performance allocation and net of waivers	2.42%	1.74%	2.43%	2.03%	1.87%

Net investment loss, before waivers	(1.60%) (a)	(1.69%) (a)	(1.91%) (a)	(1.94%)	(1.82%)
Net investment loss, net of waivers	(1.59%) (a)	(1.69%) (a)	(1.90%) (a)	(1.94%)	(1.82%)

Portfolio turnover rate	23.95%	6.21%	37.88%	44.97%	23.76%

Members’ Capital applicable to Other Members	$1,170,171,993	$889,423,998	$501,099,254	$168,917,283	$180,386,527

The above ratios and total returns are calculated for Other Members taken as a whole. An individual investor’s return may vary from these returns based on the timing of capital contributions and performance allocation.

The above expense ratios do not include the expenses from the underlying fund investments. However, total returns take into account all expenses.

(a)	The Investment Manager waived and/or reimbursed a portion of its fees for the period pursuant to the agreement between the Fund and the Investment Manager.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013

1.	Organization

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) was organized as a limited liability company on April 6, 2004 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds (collectively, “Investment Funds” and each individually, “Investment Fund”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.

J.P. Morgan Investment Management, Inc. (“JPMIM” or the “Investment Manager”), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Directors (the “Board”). The Investment Manager has in turn delegated substantially all investment authority and the allocation of the Fund’s assets among the Investment Funds and other instruments to J.P. Morgan Private Investments Inc. (the “Sub-Advisor” or “JPMPI”), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase. The Sub-Advisor will allocate Fund assets among the Investment Funds and other investments that, in its view, represent attractive investment opportunities. The Investment Manager also serves as the managing member of the Fund (the “Managing Member”).

Both the Investment Manager and the Sub-Advisor are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

2.	Significant Accounting Policies

a.	Use of Estimates

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

b.	Valuation of Investments

The net asset value of the Fund is determined as of the last day of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily is the net asset value determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

On a monthly basis, the Fund uses the net asset value to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end net asset value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements. Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets”, sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds, the value of its investment could fluctuate.

The Board has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s investments. The Fund’s Administrator (“JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, JPMIM, Legal and Compliance, Risk Management and the Fund’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding fair value measurements and/or providing recommendations for approval to the Board’s Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact fair values and discuss and assess fair values on an ongoing, and at least a quarterly, basis with the VC and Board, as applicable. The appropriateness of fair values is assessed based on results of due diligence procedures performed on the valuation of the underlying Investment Funds.

Investments in other open-end investment companies are valued at such company’s net asset value per share as of the valuation date.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below

•	Level 1 inputs are quoted prices in active markets for identical securities;
•	Level 2 inputs are other significant observable inputs (including the Investment Fund’s ability to be redeemed within 3 months of the reporting date at fair value);
•	Level 3 inputs are significant unobservable inputs and include restrictions on redemptions of the Investment Funds due to terms of the investment or gates, suspensions, etc. imposed by the Investment Fund such that the Fund cannot redeem at fair value within 3 months of the reporting date.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input, by strategy, as presented on the Schedule of Investments:

Investments in Investment Funds	Total Fair Value at 03/31/2013	Level 1	Level 2	Level 3
Diversified	$205,553,427	$—	$205,024,998	$528,429
Event Driven - Core	181,709,581	—	166,977,072	14,732,509
Event Driven - Distressed	92,180,532	—	83,319,577	8,860,955
Long/Short Equities	276,942,657	—	260,123,001	16,819,656
Opportunistic/Macro	201,822,381	—	201,417,805	404,576
Relative Value	129,416,878	—	120,988,657	8,428,221
Short-Term Investment
Investment Company	5,225,802	5,225,802	—	—
Total Investments	$1,092,851,258	$5,225,802	$1,037,851,110	$49,774,346

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

The following is a summary of each strategy for which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Strategy	Balance as of March 31, 2012	Transfers into Level 3 (a)	Transfers out of Level 3 (a)	Net realized gain / (loss)	Net change in unrealized appreciation / depreciation	Purchases	Sales	Balance as of March 31, 2013
Diversified	$4,052,083	$–	$(6,875)	$139,266	$(182,635)	$–	$(3,473,410)	$528,429
Event Driven - Core	1,924,686	–	–	16,708	324,911	13,000,000	(533,796)	14,732,509
Event Driven -
Distressed	970,372	–	–	(44,756)	51,197	8,006,870	(122,728)	8,860,955
Long/Short Equities	72,179,901	–	(67,886,800)	–	2,526,555	10,000,000	–	16,819,656
Opportunistic/Macro	548,114	–	–	(11,448)	(87,060)	–	(45,030)	404,576
Relative Value	5,612,623	4,054,370	–	38,234	759,661	–	(2,036,667)	8,428,221
Total	$85,287,779	$4,054,370	$(67,893,675)	$138,004	$3,392,629	$31,006,870	$(6,211,631)	$49,774,346

(a) The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are typically due to the Fund’s consideration of liquidity terms of its investments in the underlying Investment Funds and reflect the Fund’s ability (classified as Level 2) or inability (classified as Level 3) to redeem its investments in the underlying Investment Funds within 3 months from the measurement date. Prior to September 30, 2012, the Fund used a 12 month threshold for determining whether an underlying Investment Fund was classified as Level 2 or Level 3. There were no transfers between Level 1 and Level 2 during the year ended March 31, 2013.

The change in unrealized appreciation/depreciation attributable to securities owned at March 31, 2013, which were valued using significant unobservable inputs (Level 3), is as follows:

Investments in Investment Funds	Net change in unrealized appreciation/ depreciation
Diversified	$(338,723)
Event Driven - Core	324,911
Event Driven - Distressed	51,197
Long/Short Equities	2,526,555
Opportunistic/Macro	(87,060)
Relative Value	950,169

Total	$3,427,049

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

Diversified

Portfolio Managers utilizing this strategy use two or more of the below strategies. Investment Funds within this strategy are generally subject to 30 - 65 day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have quarterly liquidity and may be subject to lock up periods of up to two years as of March 31, 2013.

Event Driven - Core

Portfolio Managers utilizing this strategy invest in securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy. Risk management and hedging techniques are typically employed by the Portfolio Managers to seek to protect the portfolio from deals that fail to materialize. In addition, accurately forecasting the timing of a transaction is an important element affecting the realized return. Portfolio Managers in this strategy may use leverage. Investment Funds within this strategy are generally subject to 60 - 90 day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have quarterly liquidity. Certain funds may have lock up periods of up to one year as of March 31, 2013.

Event Driven - Distressed

Portfolio Managers utilizing this strategy invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and sub-performing bank loans, and emerging market debt. Portfolios are usually concentrated in debt instruments. The Portfolio Managers differ in their preference for actively participating in the workout and restructuring process and the extent to which they use leverage. Investment Funds within this strategy are generally subject to 60—90 day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have quarterly liquidity. Certain funds may have a lock up period of up to one year as of March 31, 2013.

Long/Short Equities

Portfolio Managers utilizing this strategy make long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. The Portfolio Managers typically do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). The Portfolio Managers may specialize in a particular industry or may allocate holdings across industries. Although the strategy is more commonly focused on U.S. markets, a growing number of Portfolio Managers invest globally. Portfolio Managers in this strategy usually employ a low to moderate degree of leverage. Investment Funds within this strategy are generally subject to 30 - 90 day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have monthly to quarterly liquidity. Certain funds may have lock up periods of up to two years as of March 31, 2013.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

Opportunistic/Macro

Portfolio Managers utilizing this strategy invest in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture. Most Portfolio Managers utilizing this strategy rely on a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures and options are often used for hedging and speculation in order to quickly position a portfolio to profit from changing markets. The use of leverage varies considerably. Investment Funds within this strategy are generally subject to 30 - 95 day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets. The remaining Investment Funds have monthly to quarterly liquidity.

Relative Value

Portfolio Managers utilizing this strategy make simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). The Portfolio Managers attempt to neutralize long and short positions to minimize the impact of general market movements. Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. The types of instruments traded vary considerably depending on the Portfolio Manager’s relative value strategy. Because the strategy attempts to capture relatively small mis-pricings between two related securities, moderate to substantial leverage is often employed to produce attractive rates of return. Investment Funds within this strategy are generally subject to 30 - 120 day redemption notice periods. Approximately 7 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have monthly to semi-annual liquidity. Certain funds may have lock up periods of up to one year as of March 31, 2013.

Any restrictions noted above were imposed at various points throughout the year, at the discretion of the underlying Investment Funds and the time at which the restriction might lapse cannot be estimated.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

2. Significant Accounting Policies (continued)

c. Investments Paid in Advance

Investments paid in advance represent funds which have been sent to Investment Funds prior to March 31, 2013 but are not effective until April 1, 2013. At March 31, 2013, the Fund made the following commitments to purchase underlying Investment Funds:

Investment Fund	Amount

Brahman Partners III, L.P.	$7,000,000
Brevan Howard, L.P.	10,000,000
Caspian Select Credit Fund, L.P.	15,000,000
Corvex Partners L.P.	8,000,000
Glenview Institutional Partners, L.P.	5,000,000
GLG European Long-Short Offshore Fund Ltd.	5,000,000
Maverick Fund USA Ltd.	8,000,000
Paloma Partners LLC	13,000,000
Paulson Partners Enhanced, L.P.	5,000,000
York Credit Opportunities Fund, L.P.	8,000,000

Total	$84,000,000

d. Distributions from Investment Funds

Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified by the Investment Fund as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

e. Income Recognition and Security Transactions

Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds are included in the net change in unrealized appreciation/depreciation in the Statement of Operations.

f. Fund Expenses

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

2. Significant Accounting Policies (continued)

g. Income Taxes

The Fund intends to operate and has elected to be treated as a partnership for federal income tax purposes. Accordingly, no provision for the payment of federal, state or local income taxes has been provided. Each Member is individually responsible to report on its own tax return its distributive share of the Fund’s taxable income or loss.

The Investment Manager evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Fund level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expense will significantly change in the next twelve months. The Investment Manager’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2013, the Fund did not incur any interest or penalties.

3. Management Fee, Related Party Transactions and Other

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee of 1.25% per year (the “Management Fee”), payable monthly at the rate of 1/12 of 1.25% of the month-end capital account balance of each Member, before giving effect to repurchases, Repurchase Fees (if any, as defined below) or the Performance Allocation (as defined below), but after giving effect to the Fund’s other expenses. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is paid monthly in arrears within 30 days of the calculation of the Fund’s month-end Members’ Capital of each month. For the year ended March 31, 2013, the Management Fee earned by JPMIM totaled $13,000,779, none of which was waived.

The Investment Manager, on behalf of the Fund, has entered into an investment sub-advisory agreement with JPMPI. For its services as sub-advisor, the Investment Manager pays JPMPI a monthly sub-advisory fee of 1/12 of 1.10% of the month-end capital balance of each Member of the Fund.

The Sub-Advisor is the special member of the Fund (the “Special Member”). The Special Member is entitled to all incentive-based performance allocations, if any, from Members’ accounts (see Note 6).

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

3. Management Fee, Related Party Transactions and Other (continued)

Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) monthly at the annual rate of 0.15% of the Fund’s average daily net assets. For the year ended March 31, 2013, the Administration Fee earned by JPMFM totaled $1,560,093, none of which was waived.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, BNY Mellon receives a portion of the fees payable to the Administrator.

The Bank of New York Mellon (the “Custodian”) serves as custodian of the Fund’s assets and provides custodial services to the Fund. As compensation for services, the Fund pays the Custodian a monthly fee of 0.005% of the Fund’s average gross assets, with a minimum monthly fee of $795.

The Investment Manager, or an affiliate of the Investment Manager, has contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses as well as any Performance Allocation) exceed 1.92% on an annualized basis of the Fund’s net assets as of the end of each month. This expense limitation agreement was in effect for the year ended March 31, 2013. There were no fees waived during the year ended March 31, 2013.

The Fund may invest in one or more money market funds advised by the Investment Manager or its affiliates. The Investment Manager, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary. The amount of waivers resulting from investments in the money market fund for the year ended March 31, 2013 was $77,400.

Certain officers of the Fund are affiliated with the Investment Manager and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Fund has adopted a Director Deferred Compensation Plan (the “Plan”) which allows the Independent Directors to defer the receipt of all or a portion of compensation related to performance of their duties as a Director. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

4. Line of Credit

From time to time, the Fund may borrow cash from a major institution under a credit agreement up to a maximum of 10% of the Fund’s total assets with a cap of $15 million. Interest, which is calculated on any outstanding balance, and a LIBOR-based rate, is payable monthly to the lending institution. The Fund also pays a monthly fee on the unused amount of the line of credit. The Fund is required to maintain in a segregated account a minimum amount of collateral (comprised of Investment Funds) with a market value equal to at least three times the notional amount of the line of credit. The Fund had no outstanding balance on this credit facility as of March 31, 2013. During the year ended March 31, 2013, the Fund had borrowings under the credit agreement as follows:

Average Daily Loan Balance*	Weighted Average Interest Rate	Interest Expense	Number of Days Borrowings Were Outstanding	Credit Facility Fee**
$14,950,000	2.11%	$12,278 §	14	$116,682 §

*	For the days borrowings were outstanding.
**	For the fiscal year ended March 31, 2013.
§	Interest expense and credit facility fees incurred for the year ended March 31, 2013 are included in the Statement of Operations.

5. Security Transactions

Aggregate purchases and sales of Investment Funds for the year ended March 31, 2013 amounted to $330,956,869 and $235,819,288, respectively.

At March 31, 2013, the estimated cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation on investments was $130,761,124 and gross unrealized depreciation was $6,772,002, resulting in net unrealized appreciation of $123,989,122.

6. Contributions, Redemptions, and Performance Allocation

Generally, initial and additional contributions for Interests (“Interests”) by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any contributions for Interests in the Fund. The initial acceptance for contributions for Interests was April 1, 2004 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepts contributions for Interests as of the first day of each month. At March 31, 2013 the Fund received $53,983,423 in contribution proceeds in advance of the April 1, 2013 contribution date, which included Repurchase Fees, as definied below, related to repurchase of Members’ Interests at March 31, 2013. This amount is included in the Statement of Assets, Liabilities and Members’ Capital.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

6. Contributions, Redemptions, and Performance Allocation (continued)

The Fund from time to time may offer to repurchase Interests pursuant to written tenders by Members. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager and the Managing Member expect to typically recommend to the Board that the Fund offer to repurchase Interests from Members of up to 25% of the Fund’s net assets quarterly, effective as of the last day of March, June, September, and December. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund will be charged for repurchases of Members’ Interests at any time prior to the day immediately preceding the one-year anniversary of a Member’s purchase of its Interests. For the year ended March 31, 2013, the Fund charged Repurchase Fees totaling $88,095.

At the end of each Allocation Period of the Fund, any net capital appreciation or net capital depreciation of the Fund (both realized and unrealized), as the case may be, is allocated to the capital accounts of all of the Members (including the Special Member and the Managing Member) in proportion to their respective opening capital account balances for such Allocation Period. The initial “Allocation Period” began on the Initial Closing Date, with each subsequent Allocation Period beginning immediately after the close of the preceding Allocation Period. Each Allocation Period closes on the first to occur of (1) the last day of each month, (2) the date immediately prior to the effective date of (a) the admission of a new Member or (b) an increase in a Member’s capital contribution, (3) the effective date of any repurchase of Interests, or (4) the date when the Fund dissolves.

At the end of each calendar year, each Member’s return on investment for the year is determined and a portion of the net capital appreciation allocated to each Member’s capital account during the year (the “Performance Allocation”), net of the Member’s allocable share of the Management Fee and the Administrative Fee, equal to 10% of the portion of such net capital appreciation that exceeds the Preferred Return (as defined below) will be reallocated to the capital account of the Special Member. The “Preferred Return” is equal to the 3-month U.S. Treasury Bill yield (as defined below) for each month during the relevant calendar year (or any shorter period of calculation). The “3-month U.S. Treasury Bill yield” for any month shall equal one-twelfth of the annual yield for the 3-month U.S. Treasury Bill for the first business day of the then current calendar quarter as set forth in the U.S. Federal Reserve Statistical Release H.15 (519) under the caption “Treasury constant maturities”, or if such measurement is not available, such other source as the Managing Member may determine appropriate in its discretion.

No Performance Allocation is made, however, with respect to a Member’s capital account until any cumulative net capital depreciation previously allocated to such Member’s capital account plus any Management Fees and Administrative Fees charged to such capital account (the “Loss Carryforward”) have been recovered. Any Loss Carryforward of a Member is reduced proportionately to reflect the repurchase of any portion of that Member’s Interest. Upon a repurchase of an Interest (other than at the end of a calendar year) from a Member, a Performance Allocation will be determined and allocated to the Special Member, and in the case of any repurchase of a partial Interest, on a “first in - first out” basis (i.e., the portion of the Interest being repurchased and the amount with respect to which the Performance Allocation is calculated) will be deemed to have been taken from the first capital contribution of such Member (as such contribution has been adjusted for net capital appreciation or depreciation, Management Fees, Manager Administrative Fees and other expenses) until it is decreased to zero and from each subsequent capital contribution until such contribution (as adjusted) is decreased to zero.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

6. Contributions, Redemptions, and Performance Allocation (continued)

Performance Allocation is earned on a calendar year basis, and is accrued and presented on the Statement of Changes in Members’ Capital on a fiscal year basis. The Performance Allocation for the fiscal year ended March 31, 2012 and the year ended March 31, 2013 was $275,233 and $8,550,622, respectively. These amounts are reported as Performance Allocation on the Statement of Changes in Members’ Capital.

The Performance Allocation for the fiscal year ended March 31, 2012 is comprised of the amounts noted below:

	Performance Allocation Accrual	Performance Allocated to Special Member	Total
12/31/2011	$ (774,034) *	$ 11,221	$(762,813)
3/31/2012	$ 1,026,279	$ 11,767	$1,038,046

			$275,233

*	Represents the actual Performance Allocation at the end of the calendar year.

The Performance Allocation for the fiscal year ended March 31, 2013 is comprised of the amounts noted below:

	Performance Allocation Accrual	Performance Allocated to Special Member	Total
12/31/2012	$ (1,026,279) **	$ 5,032,884	$4,006,605
3/31/2013	$ 4,408,440 ***	$ 135,577	$4,544,017

			$8,550,622

**	Represents the reversal of the prior period fiscal year’s accrual, as no actual Performance Allocation occurred.

***	The amount accrued for the period January 1, 2013 to March 31, 2013. This amount is subject to change as actual Performance Allocation occurs at the end of the calendar year.

7.	Risk Exposure

In the normal course of business, the Investment Funds (in which the Fund invests) trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in and actively trade securities

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

7. Risk Exposure (continued)

and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Investment Funds. The Investment Funds provide for periodic redemptions generally ranging from weekly to annually, and may be subject to various lock-up provisions and early withdrawal fees.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause Members to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

8.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

9.	Concentrations

An affiliate of the Fund’s Investment Manager has investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant Member transactions, if any, may impact the Fund’s performance.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2013 (continued)

10.	Subsequent Events

Management has evaluated all subsequent transactions and events after the balance sheet date through May 30, 2013, the date on which these financial statements were available for issuance, and has determined that no additional items, other than as noted below, require disclosure.

During the period April 1, 2013 through May 30, 2013, the Fund received $123,468,000 from Members in exchange for Interests in the Fund.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited)

The business of the Fund is managed under the direction of the Board of Directors. Subject to the provisions of the operating agreement and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility. The Directors and officers of the Fund, their ages and descriptions of their principal occupations during the past five years are listed below.

Name (Year of Birth) Positions With The Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1) (2)	Other Directorships Held by Director
Independent Directors
John F. Finn (1947); Director since 2010.	Chairman (1985—present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974—present).	171	Director, Cardinal Health, Inc (CAH) (1994—present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007—present).
Dr. Matthew Goldstein (1941); Chairman since 2013; Director since 2010.	Chancellor, City University of New York (1999—present); President, Adelphi University (New York) (1998—1999).	171

Director, New Plan Excel (NXL) (1999—2005); Director, National Financial Partners (NFP) (2003—2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002—present); Trustee, Museum of Jewish Heritage (2011—present).

Robert J. Higgins (1945); Director since 2010.	Retired; Director of Administration of the State of Rhode Island (2003—2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971—2001).	171	None.
Peter C. Marshall (1942); Director since 2010.	Self-employed business consultant (2000—present).	171	Director, Center for Communication, Hearing and Deafness (1990—present).
Mary E. Martinez (1960); Director since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010—Present); Managing Director, Bank of America (Asset Management) (2007— 2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003— 2007); President, Excelsior Funds (registered investment companies) (2004—2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006—Present).
Marilyn McCoy* (1948); Director since 2010.	Vice President of Administration and Planning, Northwestern University (1985—present).	171	Trustee, Carleton College (2003—present).

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth) Positions With The Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1) (2)	Other Directorships Held by Director
Independent Directors
Mitchell M. Merin (1953); Director since 2013.	Retired (2005—Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998—2005).	171	Director, Sun Life Financial (SLF) (2007—Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002—2010).
William G. Morton, Jr. (1937); Director since 2010.	Retired; Chairman Emeritus (2001—2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985— 2001).	171	Director, Radio Shack Corp. (1987—2008); Trustee, Stratton Mountain School (2001— present).
Dr. Robert A. Oden, Jr. (1946); Director since 2010.	Retired; President, Carleton College (2002—2010); President, Kenyon College (1995—2002).	171

Trustee, American University in Cairo (1999—present); Trustee, Dartmouth-Hitchcock Medical Center (2011—present); Trustee, American Schools of Oriental Research (2011—present); Trustee, Carleton College (2002—2010).

Marian U. Pardo*** (1946); Director since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007—present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003—2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-forprofit supporting philanthropic and cultural programs) (2006—Present).
Frederick W. Ruebeck (1939); Director since 2010.	Consultant (2000—present); Advisor, JP Greene & Associates, LLC (broker- dealer) (2000—2009); Chief Investment Officer, Wabash College (2004— present); Director of Investments, Eli Lilly and Company (pharmaceuticals)(1988—1999).	171	Trustee, Wabash College (1988—present); Chairman, Indianapolis Symphony Orchestra Foundation (1994— present).
James J. Schonbachler (1943); Director since 2010.	Retired; Managing Director of Bankers Trust Company (financial services) (1968—1998).	171	None.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth) Positions With The Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1) (2)	Other Directorships Held by Director
Interested Directors
Frankie D. Hughes *** (1952); Director since 2010.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993— present).	171	Trustee, The Victory Portfolios (2000—2008).

(1)	Each Director serves for an indefinite term, subject to the Fund’s current retirement policy, which is age 75 for all Directors, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid III, William J. Armstrong and Leonard J. Spalding, effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Directors effective January 1, 2013 and Ms. Pardo to serve as Director effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Directors serves currently includes eleven registered investment companies (171 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

    The contact address for each of the Directors is 270 Park Avenue, New York, NY 10017.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth), Positions Held with the Fund	Principal Occupation(s) During the Past 5 Years
Officers
Patricia A. Maleski (1960); President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Timothy J. Stewart (1974), Treasurer and Principal Financial Officer (2012)

Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011—2012); Chief Financial Officer (2008—2011) and Director of Operations (2003—2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

Frank J. Nasta (1964); Secretary (2010)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953); Chief Compliance Officer (2010)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

AML Compliance Officer (2012)*Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964); Assistant Secretary (2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.
Jessica K. Ditullio (1962); Assistant Secretary (2010)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February, 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975); Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.
Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth), Positions Held with the Fund	Principal Occupation(s) During the Past 5 Years
Officers
Gregory S. Samuels (1980); Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.
Joy C. Dowd (1972); Assistant Treasurer (2012)

Assistant Treasurer of the Fund from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Joseph Parascondola (1963); Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.
Matthew J. Plastina (1970); Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.
Jeffery Reedy (1973), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since February 2006.
Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number and account balances
▪ transaction history and account transactions
▪ checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
▪ open an account or provide contact information
▪ give us your account information or pay us by check
▪ make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
▪ sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ affiliates from using your information to market to you
▪ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

The Fund’s Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-648-1953, and (ii) on the Commission’s website at http://www.sec.gov.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Mitchell M. Merin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $60,400 for 2012 and $61,400 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $12,000 for 2012 and $12,000 for 2013. Audit-related fees consist of semi-annual financial statement reviews during the Registrant’s fiscal year.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $367,640 for 2011 and $407,300 for 2012.

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2011 and December 31, 2012, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0% for 2012 and 2013

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $31.3 million for 2011 and $33 million for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

J.P. Morgan Private Investments Inc.

Proxy Voting Policies and Procedures

Advisers are fiduciaries and must act in the best interest of the client with respect to functions undertaken on behalf of the client, including proxy voting activities. An adviser must adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of the client, conflicts are identified and handled appropriately; and fiduciary obligations are fulfilled. An adviser must disclose to its clients how they may obtain information on how proxies were voted for securities held for their accounts. An adviser must disclose to clients information about its proxy voting policies and procedures and how clients may obtain the policies and procedures.

This section is applicable to JPMPI in its capacity to provide investment advice and/or administrative functions to the Private Funds.

1.	Generally

On occasion, an issuer of an investment held by a Private Fund will request that an action be taken by such issuer’s investors (e.g., the Private Fund). The terms of the partnership or limited liability company agreement of the Private Fund will set forth the policies and procedures for casting the Private Fund’s vote on the action. In cases where the Private Fund’s investors have the right to vote on the matter, depending on the agreement, JPMPI, on behalf of the Private Fund, will either (i) cast votes representing a percentage of the Private Fund’s interest in the issuer based on the percentage of votes JPMPI received from the Private Fund’s investors or (ii) cast votes for the Private Fund’s entire interest in the issuer based on the votes JPMPI received from the Private Fund’s investors. In cases where JPMPI has the sole proxy authority to vote on a matter (and investors do not have voting rights), JPMPI has adopted the following voting policies and procedures:

2.	Proxy Voting Policies and Procedures

In general, JPMPI will handle all proxies and other corporate actions in a timely manner as part of its authority. JPMPI’s President is ultimately responsible for ensuring that all proxies received by JPMPI, on behalf of Private Funds, are voted in a timely manner and in a manner consistent with the Private Fund’s best interests. JPMPI’s fiduciary obligation to manage accounts in the best interests of the Private Funds extends to proxy voting. When voting proxies or acting with respect to corporate actions for Private Funds, JPMPI will act in a prudent and diligent manner solely with the goal of maximizing the economic value of the assets of the Private Fund’s account and thereby providing the greatest possible return to investors’ investments consistent with governing laws and the investment policies of the Private Fund.

As the management of a company is responsible for its day to day operations, JPMPI believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interest of investors. However, JPMPI generally votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish investor rights. JPMPI also generally votes against management in other cases where the facts and circumstances indicate that the proposal is not in its client’s best interests.

This section is applicable to JPMPI in its capacity as a sub-advisor to the RICs.

•

JPMPI seeks to have each investment management agreement set forth whether JPMPI or the client are responsible for voting proxies. If JPMPI is responsible, it is JPMPI’s obligation to vote proxies in the best interests of the client.

•	Investment personnel are principally responsible for determining how to vote individual proxies in accordance with the JPMorgan Asset Management Proxy Voting Procedures and Guidelines.
•

It is the policy of JPMPI to vote all proxies received on stock held in portfolios over which JPMPI has discretionary management and proxy voting authority, unless JPMPI determines that it is not in the best interests of the client to vote any particular proxy.

•

To assist JPMPI’s investment personnel with proxy voting proposals, JPMAM may retain the services of an independent proxy voting services The services may assist with such items as: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; voting all proposals that are clearly covered in the JPMorgan Asset Management Proxy Voting Procedures and Guidelines; providing JPMPI with a comprehensive analysis of each proxy proposal; and providing JPMPI with recommendations on how to vote each proxy proposal based on JPMorgan Asset Management Proxy Voting Procedures and Guidelines.

•

To oversee the proxy voting process on an on-going basis, JPMAM has established a Proxy Committee has been established that meets at least semi-annually. The Committee is composed of the Proxy Administrator and senior officers from among the Investment, Legal, Compliance, Operations and Risk Management Departments.

•

The primary functions of the Proxy Committee are to periodically review general proxy voting matters; to review and approve the JPMorgan Asset Management Proxy Voting Procedures and Guidelines annually; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues to be implemented.

•

JPMAM has established the role of a Proxy Administrator to oversee the proxy voting process. The Proxy Administrator monitors recommendations from outside proxy services, escalates issues to appropriate investment professionals and confirms the outside services’ recommendation with the appropriate investment professional. The Proxy Administrator utilizes an automated system to communicate, track and store the relevant data regarding the proxy voting process.

•

Investment personnel, which may include Corporate Governance Specialists*, analyze issues to determine if any direct or indirect conflict regarding proxy voting exists, and if any conflict is identified the matter is referred to the Proxy Administrator.

•

In situations in which the JPMorgan Asset Management Proxy Voting Procedures and Guidelines are silent or recommend a case by case analysis, the Proxy Administrator will forward the proxy voting services’ voting recommendations to the appropriate investment professional. The investment professional will determine if the recommendations provided should be accepted.

•

If a material conflict of interest is identified by the Proxy Administrator, investment professional or Corporate Governance Specialist for the particular proxy vote, it is the responsibility of the Proxy Administrator to convene a subset of the Proxy Committee to review and determine what action should be taken, including the possibility of retaining an independent third party to exercise fiduciary responsibility in voting.

•

An investment professional may override the recommendation of the proxy service and/or the normal JPMPI policy position, if special circumstances apply. If so, certification by the investment professional is required and must include: a written analysis supporting their recommendation, confirmation that the Safeguard Policy and Information Barriers Policies were not violated and a statement that there is not a conflict of interest.

•	The Proxy Administrator’s duties include reviewing overrides and determining if they should be referred to the Proxy Committee for review.
•	The Compliance Department verifies that JPMPI’s ADV contains appropriate disclosure on how to obtain the JPMorgan Asset Management Proxy Voting Policy and Guidelines and voting records.
•	JPMPI’s clients can obtain voting records for their portfolio(s).
•

Following a request from a client to their Client Service Manager, JPMPI’s clients can obtain voting records for their portfolio(s) as well as a copy of the JPMorgan Asset Management Proxy Voting Policy and Guidelines.

*Please note: For international markets, where market practices vary widely and where independent proxy voting services are less-well developed, all voting decisions are made on a case-by-case basis by Corporate Governance Specialists in conjunction with investment professionals, based exclusively on the principles contained in the JPMPI’s Proxy Voting Guidelines, as opposed to the recommendations of third-party agencies based on their interpretation of JPMPI’s Proxy Voting Guidelines.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGEMENT TEAM

The Fund’s portfolio manager is Jonathan Shelon, Managing Director, Chief Investment Officer and Head of the J.P. Morgan Global Access Portfolios and the J.P. Morgan Access Funds. Mr. Shelon determines the asset allocation for the Fund among Portfolio Managers, Investment Funds and other investments. In addition to being the Chief Investment Officer for the J.P. Morgan Global Access

Portfolios and J.P. Morgan Access Funds, Jonathan Shelon is also a senior member of the Strategy Team at the J.P. Morgan Private Bank responsible for the development of investment strategy, including tactical and strategic asset allocation for high net worth clients. Prior to joining J.P. Morgan in 2011, Mr. Shelon spent ten years as a portfolio manager at Fidelity Investments where he had managed multi-asset class portfolios for institutional clients and target-date strategies for college-savings and retirement investors. Before Fidelity, Mr. Shelon held consulting roles at Callan Associates, an institutional investment consulting firm, and Milliman, a leading consulting organization to the insurance industry.

OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund as of March 31, 2013:

Non-Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Jonathan Shelon	3	$2,242,281	11	$4,151,694	0	$0

Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Jonathan Shelon	0	$0	19	$6,088,207	0	$0

POTENTIAL CONFLICTS OF INTEREST

The Investment Manager and Sub-Adviser provide investment management services to other clients, including other multi-manager funds and discretionary managed accounts, that follow investment programs substantially similar to that of the Fund. As a result, when a limited investment opportunity would be appropriate for the Fund and also for one or more of its other clients, the Investment Manager and Sub-Adviser will be required to choose among the Fund and such other clients in allocating such opportunity, or to allocate less of such opportunity to the Fund than the Investment Manager or Sub-Adviser would ideally allocate if it did not provide investment management services to other clients. In addition, the Investment Manager and/or Sub-Adviser may determine that an investment opportunity is appropriate for a particular client, or for itself or an affiliate, but not for the Fund. Situations may arise in which other client accounts managed by the Investment Manager and/or Sub-Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The Investment Manager and Sub-Adviser attempt to allocate limited investment opportunities among the Fund and their other client accounts in a manner they believe to be reasonable and equitable.

PORTFOLIO MANAGER COMPENSATION

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

(a)(4)  Disclosure of Securities Ownership

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Jonathan Shelon	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	J.P. Morgan Access Multi-Strategy Fund, L.L.C.

By (Signature and Title)*	/s/ Patricia A. Maleski
Patricia A. Maleski, Principal Executive Officer
(principal executive officer)

Date	6/6/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Patricia A. Maleski
Patricia A. Maleski, Principal Executive Officer
(principal executive officer)

Date	6/6/2013

By (Signature and Title)*	/s/ Timothy J. Stewart
Timothy J. Stewart, Principal Financial Officer
(principal financial officer)

Date	6/6/2013

* Print the name and title of each signing officer under his or her signature.